EQUITY (Tables)	6 Months Ended
Jun. 30, 2022
Equity [Abstract]
SCHEDULE OF STOCK COMPENSATION OPTIONS EXERCISED

Optionee	Vested Options Exercised	Option Exercise Price	Closing Price on March 3, 2022	Net Shares Issued Upon Exercise
Wirawan Jusuf	100,000	$11.00	$20.20	45,545
James J, Huang	100,000	$11.00	$20.20	45,545
Mirza Said	100,000	$11.00	$20.20	45,545
Chia Hsin “Charlie” Wu	100,000	$11.00	$20.20	45,545
Frank Ingriselli	37,500	$11.00	$20.20	17,079
Total	437,500			199,259